Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components Account Payable and Accrued Liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2020 MXN ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 74,285,881		$ 113,370,716
Sundry creditors	101,406,307		90,849,195
Interest payable	7,661,762		8,057,170
Guarantee deposits from customers	1,386,645		1,467,835
Dividends payable	2,254,877		2,367,908
Total	$ 186,995,472	$ 9,374	$ 216,112,824